SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 22, 2004
LNB Bancorp, Inc.
(Exact name of the registrant as specified on its charter)

Ohio (State or other jurisdiction of incorporation or organization)	34-1406303 (I.R.S. Employer Identification No.)

457 Broadway, Lorain, Ohio (Address of principal executive offices)	44052 - 1769 (Zip Code)

(440) 244 - 6000

Registrant’s telephone number, including area code
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

ITEM 9. Regulation FD Disclosure

Registrant published and released its 2nd Quarter 2004 Report to Shareholders on July 22, 2004. Registrant’s 2nd Quarter 2004 Report to Shareholders is furnished as Exhibit 99.1 hereto. This material is also filed under Item 12 of this Form 8-K.

Item 12. Results of Operations and Financial Condition

Registrant published and released its 2nd Quarter 2004 Report to Shareholders on July 22, 2004. Registrant’s 2nd Quarter 2004 Report to Shareholders is furnished as Exhibit 99.1 hereto.

Registrant issued a press release announcing 2nd Quarter 2004 Earnings. Registrant’s press release, dated July 22, 2004, is furnished as exhibit 99.2 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC.

Date: July 22, 2004	By:	/s/Terry M. White
Terry M. White
Executive Vice President, Chief Financial Officer and Corporate Secretary

Exhibit to Form 8-K
S – K Reference Number (99.1)
Second Quarter 2004 Report to Shareholders

Exhibit to Form 8-K
S – K Reference Number (99.2)

LNB Bancorp, Inc. published and issued a Press Release dated July 22 2004 announcing the 2004 second quarter earnings.